U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 16, 2000


                         Commission file number 0-26013


                       MULTI-LINK TELECOMMUNICATIONS, INC.
                       -----------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)

         Colorado                                        84-1334687
 -----------------------------                  -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)



                 4704 Harlan Street, Suite 420, Denver, CO 80212
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                            -------------------------
                           (Issuer's telephone number)


                                 Not Applicable
               ---------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)



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ITEM 5.   OTHER EVENTS

     Multi-Link is filing this report on Form 8-K to release the financial results of Multi-Link for April, 2000. On March 30, 2000 Multi-Link acquired all of the outstanding capital stock of VoiceLink, Inc. in a share for share exchange and has accounted for this as a pooling of interest. These results represent 30 days of post-merger combined operating results and are submitted pursuant to the requirements of Accounting Series Release No. 135 as interpreted by Staff Accounting Bulletin No. 65.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits.

     27.1  Financial Data Schedule.

     99.1  Consolidated Statement of Operations for the month of April, 2000.

























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

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     MULTI-LINK TELECOMMUNICATIONS, INC.

Date:  May 16, 2000                  By: /s/ David J. Cutler
                                         ---------------------------------------
                                        David J. Cutler, Chief Financial Officer